================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 19, 2003

                                 THE KNOT, INC.
             (Exact name of registrant as specified in its charter)

                   Delaware                                           13-3895178
(State or other jurisdiction of incorporation)      (I.R.S. Employer Identification Number)

                                     0-28271
                            (Commission File Number)

            462 Broadway, 6th Floor, New York, New York     10013
           (Address of Principal Executive Offices)       (Zip Code)

                                 (212) 219-8555
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events and Regulation FD Disclosure.

         The Knot, Inc. announced on November 19, 2003 that it has entered into definitive agreements relating to a private placement of 2,800,000 newly-issued shares of common stock to institutional investors at a price of $3.75 per share. The transaction is expected to close on November 20, 2003.

         The shares of common stock have not been registered under the Securities Act of 1933 and may not be subsequently offered or sold by the investors in the United States absent registration or an applicable exemption from the registration requirements. The Knot has agreed to file a registration statement covering resales of the common stock by investors.

         A copy of The Knot's press release announcing the private placement is attached as Exhibit 99.1 hereto and is incorporated by reference into this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated November 19, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE KNOT, INC.
                                                   (Registrant)

Date: November 19, 2003

                                                   By: /s/ Richard Szefc
                                                       -----------------
                                                       Richard Szefc
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
-------

99.1     Press Release dated November 19, 2003.